SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            PHOTO CONTROL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            PHOTO CONTROL CORPORATION

                                  APRIL 3, 2000





TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:



         You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 11, 2000 at 3:30 p.m., Daylight Savings Time, Marquette Bank, 8200 Golden Valley Road (at Highway 55 & Winnetka Avenue), Golden Valley, Minnesota.

         The formal Notice of meeting, Proxy Statement and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I shall appreciate your completing and signing the accompanying Proxy and returning it in the enclosed envelope.


                                       Very truly yours,


                                       Leslie A. Willig
                                       Chairman of the Board of Directors

                            PHOTO CONTROL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 2000



TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         The Annual Meeting of Shareholders of Photo Control Corporation, a Minnesota Corporation (the "Company"), will be held at 3:30 p.m., Thursday, May 11, 2000, at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota.

         The items of business are:

         1. To consider and act upon a proposal to set the number of members of the Board of Directors at six.

         2. To elect two directors to hold office for a term of three years, ending in 2003 or until a successor is elected.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only Shareholders of record as shown on the books of the Company at the close of business on March 13, 2000, will be entitled to vote at the Meeting or any adjournment thereof.

         This Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.

                                       Mark J. Simonett
                                       Secretary

Date:  April 3, 2000
Minneapolis, Minnesota



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                            PHOTO CONTROL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2000

                                 PROXY STATEMENT



         The accompanying proxy is solicited by the Board of Directors of Photo Control Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 11, 2000, and at all adjournments thereof, for the purposes set forth in the Notice of Meeting.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company expects that this Proxy Statement and the accompanying form of proxy will be mailed to Shareholders on or about April 3, 2000.

         Any Shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by submitting to the Secretary another proxy bearing a later date. Proxies will be voted as specified by Shareholders. Proxies which are signed but which lack such specification will be voted in favor of each proposal.

         The mailing address of the principal executive office of the Company is 4800 Quebec Avenue North, Minneapolis, Minnesota 55428.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 13, 2000, as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. Persons who were not Shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 13, 2000, there were 1,604,163 outstanding shares of Common Stock, par value $.08 per share, which is the only outstanding class of voting stock of the Company.

         A quorum must be present in order to transact business at the Annual Meeting. A quorum is present if the holders of a majority of all shares outstanding and entitled to vote are represented either in person or by proxy. Each share of Common Stock is entitled to one vote. The proposal to set the number of directors at five requires the affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote. Abstentions from voting on setting the number of directors at five will have the effect of votes against, while broker non-votes are treated as shares not voted.

         The election of each director shall be decided by plurality vote. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) will not affect the outcome. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors.

                              ELECTION OF DIRECTORS

                           (PROPOSALS NUMBER 1 AND 2)



         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year. Such number shall not be less than three and not more than six. The Bylaws of the Company also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. The term of one director belonging to Class III ends with the 2000 Annual Meeting. The Board of Directors therefore recommends that the number of directors of the Company be set at six and that two directors be elected at the 2000 Annual Meeting.

         The Board of Directors nominates James R. Loomis and John R. Helmen for reelection as a director of the Company. If elected, Messrs. Loomis and Helmen will serve for a three-year term as the Class III director of the Board of Directors and until his successor is elected and qualified.

         Both Mr. Loomis and Mr. Helmen are members of the present Board of Directors. Mr. Loomis was elected at the 1997 Annual Meeting of Shareholders Mr. Helmen was appointed to the Board in August 1997. If prior to the 2000 Annual Meeting of Shareholders it should become known to the Board of Directors that Mr. Loomis or Mr. Helmen will be unable to serve after the Annual Meeting as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. Alternately, the proxies may, at the discretion of the Board of Directors, not be voted as a result of death, incapacity, or other unexpected occurrence. However, in no event will the proxies be voted for more than two nominees. The Board of Directors has no reason to believe that either Mr. Loomis and Mr. Helmen will be unable to serve. George A. Kiproff was a Class I director of the Company until his death on May 14, 1999.

         Following is information about the nominees and all other directors of the Company.


NAME OF                                        PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)    AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR       AGE      WITH THE COMPANY       PAST FIVE YEARS                                SINCE

------------------------------------------------------------------------------------------------------
NOMINEE FOR 3 YEAR TERM
------------------------------------------------------------------------------------------------------
James R.       74       Director               Mr. Loomis retired in                          May,
Loomis                                         February, 1992 as Chairman                     1986
(Class III)                                    and Chief Executive Officer
                                               of Magnavox Electronic Systems
                                               Co., a position he held since
                                               May, 1990.  Magnavox Electronic
                                               Systems Co. has its headquarters
                                               in Fort Wayne, Indiana and is a
                                               manufacturer of electronic
                                               equipment.  From 1980 to 1990,
                                               Mr. Loomis had been President
                                               and Chief Operating Officer of that
                                               company


John R.        59       Director, CEO          Mr. Helmen has been President                  August
Helmen                  and President          of the Company since April 1997.               1997
(Class III)                                    In August, 1997, the Board of Directors
                                               appointed him as CEO and a director of the
                                               Company.  Mr. Helmen was employed by
                                               Supra Color Labs, Inc. as Vice President,
                                               Director of Sales and Marketing from 1977
                                               through 1979, President from 1979 through
                                               1993, and General Manager after the sale of
                                               Supra Color to Burrel Professional Labs in 1993.


NAME OF                                        PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)    AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR       AGE      WITH THE COMPANY       PAST FIVE YEARS                                SINCE

------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 2001
------------------------------------------------------------------------------------------------------
Leslie A.      74       Chairman of the        Mr. Willig, who received a Ph.D.               June
Willig                  Board                  in Industrial Managerment from                 1974
(Class I)                                      the School of Business of the
                                               University of Iowa in 1956, has
                                               been a  member and Chairman of the
                                               Board of Directors of the Company
                                               since June, 1974, was its Chief
                                               Executive Officer from August, 1974
                                               to August, 1997, and was its
                                               President from May, 1975 to
                                               April, 1997. For more than five
                                               years, Mr. Willig also has acted as
                                               a self employed business and real
                                               estate broker in Indiana.


NAME OF                                        PRINCIPAL OCCUPATION(S)
NOMINEE OR              CURRENT POSITION(S)    AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR       AGE      WITH THE COMPANY       PAST FIVE YEARS                                SINCE

------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 2002
------------------------------------------------------------------------------------------------------
Thomas J.      78       Director               Mr. Cassady is a retired                       February,
Cassady                                        President and Vice Chairman of                 1978
(Class II)                                     Merrill Lynch, Pierce, Fenner &
                                               Smith, Inc.  He also served that
                                               Company as a member of its
                                               Executive Committee.  He is also a
                                               director of BCT International,
                                               Inc.

                                 BOARD MEETINGS


         The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no separate Nominating Committee but acts as a whole in that capacity. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, and the Audit Committee assists the Board in satisfying its responsibilities relating to the accounting, auditing and reporting practices of the Company.

         Each committee consists of two independent members, James R. Loomis, and Thomas J. Cassady. Leslie A. Willig, Chairman, is the third member of the committees. The Compensation Committee and the Audit Committee each met once during fiscal year 1999. All the members of each committee attended all of the committee meetings during the year with the exception of the absence of Leslie
A. Willig at the May 13, 1999 meeting.

         The Company's Board of Directors held four meetings during fiscal year 1999. All the directors attended all the meetings of the Board during the year, with the exception of the absence of Leslie A. Willig and George A. Kiproff at the May 13, 1999 meeting.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation for each of the last three years awarded to or earned by the CEO and the other most highly compensated executive officers of the Company.

                                       ANNUAL COMPENSATION           LONG-TERM           ALL
                               ----------------------------------   COMPENSATION        OTHER
NAME & PRINCIPAL POSITION      YEAR   SALARY($)    BONUS($)(1)(2)    OPTIONS(#)   COMPENSATION($)(3)
-------------------------      ----   ---------    --------------    ----------   ------------------
JOHN R. HELMEN(4)              1999    120,000         23,000           20,000               0
President and Chief            1998    120,000              0                0               0
Executive Officer              1997     85,886              0           25,000               0


WILLIAM L. NORMAN              1999    119,927              0                0          31,566
Former President of Norman     1998    115,272              0                0          31,566
Enterprises, Inc.              1997    120,500              0                0           7,168

CURTIS R. JACKELS              1999     97,000         16,000           20,000          28,357
Vice President - Finance       1998     97,000              0                0          28,357
                               1997     97,000              0                0           1,941

(1) The aggregate amount allocated for bonuses for a particular year is established by the Board of Directors and normally is equal to a percentage of the Company's corporate pretax profits for the year. Generally, an officer will receive a bonus if the individual meets the performance criteria determined by the President of the Company.

(2) All optionees, upon exercise of their non-qualified stock option, receive a cash bonus of 5% of the exercise price if exercised in the third year of the option; 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(3) All other compensation includes the compensation accrued for the Executive Salary Continuation Plan.

(4) Mr. Helmen became President of the Company in April, 1997, and CEO in August, 1997.

OPTION GRANTS IN 1999

The following tables summarize option grants and exercises during 1999 to the officer named in the Summary Compensation.

                                                  INDIVIDUAL GRANTS
                                  -----------------------------------------------------

                                    % OF TOTAL
                      OPTIONS     OPTIONS GRANTED       EXERCISE
                      GRANTED     TO EMPLOYEES IN     OR BASE PRICE      EXPIRATION
NAME                   (#)(1)       FISCAL YEAR          ($/SHARE)          DATE(2)
----                  -------     ---------------     -------------      ----------
J.R. HELMEN           20,000         14.9%               1.19          February 2, 2004

C.R. JACKELS          20,000         14.9%               1.19          February 2, 2004

(1) In 1983, the Board of Directors adopted the Company's 1983 Stock Option Plan. Pursuant to the Plan, the Board determines which directors, officers or employees of the Company or its subsidiaries will receive stock options, the number of shares to be covered by each option, the option exercise price, and the other terms and conditions of the option. Unless otherwise determined by the Board of Directors, an option under the plan is to be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, will have a term not exceeding five years, will be exercisable in installments rather than being immediately exercisable in full, and may provide for the payment of a cash bonus to the optionee (to help cover federal income tax withholding requirements) at the time the option is exercised. The cash bonuses are 5% of the exercise price if exercised in the third year of the option, 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(2) Stock options expire on the fifth anniversary of the grant date. The optionee may not purchase any of the option shares until after the second anniversary of the grant date. During each of the three years following the second anniversary of the grant, the optionee's rights to purchase are vested thirty-three and one-third percent (33 1/3%) of the total number of shares of Common Stock granted.

AGGREGATED OPTION EXERCISES IN 1999 AND DECEMBER 31, 1999 OPTION VALUE

There were no options exercised by officers in 1999.

                      NUMBER OF UNEXERCISED OPTIONS              VALUE OF UNEXERCISED IN THE
                          AT DECEMBER 31, 1999            MONEY OPTIONS AT DECEMBER 31, 1999($)(1)
                         --------------------             ----------------------------------------

NAME                EXERCISABLE         UNEXERCISABLE         EXERCISABLE        UNEXERCISABLE
----                -----------         -------------         -----------        -------------
J.R. HELMEN            8,333                36,667                $0                17,400
C. R. JACKELS          3,367                21,663                $0                17,400

(1)Value calculated based on December 31, 1999 market value of 2.06 per share less the exercise price per share multiplied by the number of option shares.

COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company ("outside director") receives an annual retainer of $12,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended. Those directors who are employees are not specifically compensated for their duties as directors. The total amount paid to all directors for services as directors during fiscal year 1999 was $49,500. Also, under the Company's stock option plan, each participant is eligible to receive a cash bonus upon certain option exercises.


EXECUTIVE SALARY CONTINUATION PLAN

         In 1985, the Board of Directors adopted an Executive Salary Continuation Plan to provide salary continuation benefits to selected executives of the Company. Pursuant to the Plan the Board of Directors determines which key executive employees may participate in the Plan. Each participant who continues in employment with the Company or one of its subsidiaries until age 65, or dies while employed by the Company, shall be entitled to receive salary continuation benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, salary continuation benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the salary continuation benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985, (the date of adoption of the Plan) was increased by 5% each year until the participant reached age 67. The Company maintains a life insurance policy for the individuals covered under the Plan, the proceeds of which are intended to reimburse the Company for payment of salary continuation benefits. For the participating individuals the estimated annual payment, assuming retirement at age 67, is as follows: W.L. Norman, $36,150 and C.R. Jackels $48,534.

                             PRINCIPAL SHAREHOLDERS

         The only persons known to the Company to be beneficial owners of more than five percent of the Company's Common Stock, $.08 par value, as of March 13, 2000, are set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address                 Amount Beneficially         Percent of
of Beneficial Owner              Owned                       Class (1)
--------------------------------------------------------------------------------

Mr. Patrick J. Bruggeman                 99,250                 6.19%
131 W. Columbia St.
Fort Wayne, Indiana

Richard P. Kiphart                      138,593                 8.64%
222 West Adams Street
Chicago, Illinois

Leslie A. Willig                        196,923(2)             12.22%
135 LN 780 Snow Lake
Fremont, Indiana


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 15, 1999, or within 60 days of such date are treated as also outstanding when determining the percent owned by such person and when determining the percent owned by a group of which such a person is a member.

(2) Includes 6,667 shares not outstanding but obtainable upon exercise of presently exercisable options. Mr. Willig has sole power to vote and direct the disposition of the 190,256 shares which are beneficially owned by him and presently outstanding.

                     SHAREHOLDINGS OF OFFICERS AND DIRECTORS


         The beneficial ownership of the Company's Common Stock, $.08 par value, by directors and nominees for directors and by all of the Company's present executive officers and directors as a group, as of March 13, 2000, is set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name of Individual or              Number of Shares             Percent of
Identity of Group                  Beneficially Owned (1)       Class
--------------------------------------------------------------------------------

John R. Helmen                             36,234                  2.25%
Leslie A. Willig                          196,923                 12.22%
Thomas J. Cassady                          56,667                  3.52%
James R. Loomis                            23,229                  1.44%
All Executive Officers and
Directors as a Group
(9 persons)                               394,166                 23.81%



(1) Includes the following shares which may be acquired within 60 days through exercise of options:Mr. Helmen - 8,334 Mr. Willig - 6,667; Mr. Cassady -6,667; Mr. Loomis - 6,667; and all executive officers - 51,666.

                              INDEPENDENT AUDITORS

         The Company has selected Virchow, Krause & Company, LLP certified public accountants, as the independent auditors for the Company for the year ending December 31, 1999. The firm has acted as auditors for the Company since October 1, 1974.

         The Board of Directors expects that a representative of Virchow, Krause & Company, LLP will be present at the Company's 2000 Annual Meeting of Shareholders. Such representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                             SHAREHOLDERS PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 Annual Meeting must be received by the Company by December 1, 2000 to be included in the Company's Proxy Statement and related proxy for the 2001 Annual Meeting.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote in accordance with their best judgement.

                                  ANNUAL REPORT

         A copy of the Company's Report to Shareholders for the year ended December 31, 1999, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein and no part thereof is to be considered proxy soliciting materials.


         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 13, 2000, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. THE FORM 10-K INCLUDES A LIST OF EXHIBITS NOT CONTAINED THEREIN. SUCH EXHIBITS WILL BE FURNISHED UPON WRITTEN REQUEST AT A CHARGE OF $.50 PER PAGE PLUS THE COMPANY'S MAILING EXPENSES. ALL SUCH REQUESTS SHOULD BE SENT TO VICE PRESIDENT-FINANCE, PHOTO CONTROL CORPORATION, 4800 QUEBEC AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428.

                                       BY ORDER OF THE
                                       BOARD OF DIRECTORS,

                                       Leslie A. Willig
                                       Chairman

Date:  April 3, 2000
Minneapolis, Minnesota

                            PHOTO CONTROL CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 2000



The undersigned hereby appoints Leslie A. Willig, Mark J. Simonett and Thomas J. Cassady, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Photo Control Corporation registered in the name of the undersigned on March 13, 2000, with the powers the undersigned would possess if personally present at the 2000 Annual Meeting of Shareholders of Photo Control Corporation to be held at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota at 3:30 p.m., Daylight Savings Time on May 11, 2000, and at any adjournment thereof, hereby revoking any proxy or proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                            (CONTINUED ON OTHER SIDE)

1)  Proposal to set the NUMBER OF DIRECTORS AT SIX   (  ) FOR     (  ) AGAINST     (  ) ABSTAIN

2)  ELECTION OF DIRECTOR: Nominee:  James R. Loomis  (  ) FOR the Nominee  (  ) WITHHOLD AUTHORITY to vote for nominee.
                                    John R. Helmen   (  ) FOR the Nominee  (  ) WITHHOLD AUTHORITY to vote for nominee.

3) In their discretion, the appointed Proxies are authorized to vote upon such OTHER BUSINESS as may properly come before the Meeting or any any adjournment.

                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED AS DIRECTED, OR IF NO DIRECTION IS
                                    GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                    Date___________________________________,2000


                                    --------------------------------------------


                                    --------------------------------------------

                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating where appropriate, offical position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.